AGREEMENT


         THIS AGREEMENT, dated as of September 25, 1996 is entered into by and between LifeRate Systems, Inc., a Minnesota corporation (the "Company"), and Donna J. Edmonds, an individual presently residing in the State of Virginia (the "Former Executive").

         A. The Former Executive's employment with the Company terminated effective April 24, 1996 (the "Termination Date").

         B. The Company and the Former Executive desire to settle and resolve in a final and binding way any and all existing and potential actions, claims or disputes between the Company and the Former Executive relating in any way to their prior employment and consulting relationship and the termination of such relationships.

         In consideration of the foregoing and the mutual agreements set forth below, the parties hereto agree as follows:

         1. In consideration for the Release by the Company provided in Section 2(c) and the other terms and conditions hereof, the Former Executive agrees to the following:

                  (a) The Former Executive will execute contemporaneously herewith the Release in the form attached hereto as Exhibit A-1 and the Release by Clinical Sales and Services, Inc. ("CSSI") in the form of Exhibit A-2, the terms of which Releases are incorporated herein by reference.

                  (b) The Former Executive will (i) execute a stipulation of dismissal with prejudice, in the form attached hereto as Exhibit D (the "Edmonds Stipulation"), to fully and finally resolve the Former Executive's claims and causes of action in the action now pending in Hennepin Count District Court, Case No. EM 96-009311 and styled DONNA J. EDMONDS V. LIFERATE SYSTEMS, INC. AND TERRI PILACZYNSKI (the "Edmonds Litigation"), and (ii) otherwise cooperate with the Company to seek the dismissal with prejudice of the Edmonds Litigation.

         2. In consideration for the Releases by the Former Executive and CSSI provided in Section 1 and the other terms and conditions hereof, the Company agrees to the following:

                  (a) The Company will pay the Former Executive (or designee) the sum of One Hundred Eighty Thousand Dollars ($180,000) within five business days after the date hereof.

                  (b) The Company will pay the Former Executive (or designee), as reimbursement for certain expenses incurred during the term of employment by or consultancy with the Company, the sum of Ten Thousand Dollars ($10,000) within five business days after the date hereof.

                  (c) The Company will execute the Non-Statutory Stock Option Agreement in the form attached hereto as Exhibit B ("Option Agreement"), the terms of which are incorporated herein by reference. The Company also agrees that, with respect to the Former Executive's Non-Statutory Stock Option issued on June 5, 1995 under the Company's 1993 Stock Option Plan (the "Plan Option"),
(i) the Plan Option shall be vested with respect to 20,000 shares thereof and
(ii) the Plan Option may be exercised with respect to the vested portion at any time prior to June 5, 2005 at the exercise price of $5.875 per share. The Company shall use its reasonable efforts to include in a Registration Statement on Form S-8 (or any successor form thereto), which will be filed within 45 days hereafter, the shares issuable in respect of the Plan Option and the Option Agreement.

                  (d) The Company will execute the Release in the form attached hereto as Exhibit C (together with the Releases referred to in Section 1, the "Releases"), the terms of which are incorporated herein by reference.

                  (e) The Company agrees (i) to execute and file the Edmonds Stipulation to fully and finally resolve all counterclaims which the Company has asserted against the Former Executive in the Edmonds Litigation and (ii) to execute and file the stipulation and order for dismissal of third-party claim, in the form attached hereto as Exhibit E, to dismiss with prejudice its third party action now pending in Hennepin County District Court, Case No. EM 96-013086 and styled TERRI PILACZYNSKI V. LIFERATE SYSTEMS, INC., and to cooperate with the Former Exective in seeking the dismissal with prejudice of the Company's third party claims in that action.

         3. The Former Executive agrees that she will not, at any time, disparage, demean or criticize, or do or say anything to cause injury to, the technology, products, customer relationships, business or management of the Company. In addition, each party hereto agrees that such party will hold the facts and circumstances of this Agreement in strict confidence and will not reveal the existence or the terms of this Agreement to anyone except, in the case of the Former executive, to her immediate family, tax advisers, lawyers or accountants, or, in the case of the Company, to its officers, directors, employees, lawyers or accountants, or as may otherwise be required by law or by this Agreement. The Company agrees it will not, at any time, disparage, demean or criticize, or do anything to cause injury to the Former Executive.

         4. The Former Executive agrees that from the date hereof and until the first anniversary hereof she will not alone, or in any capacity with another entity, become employed by, consult with or provide advice to Seattle Systems, Medical Logic or Summit Medical Systems, or any affiliate of any such entity.

         5. The Former Executive agrees and understands that she is entitled to no other compensation or benefits other than those enumerated in this Agreement and will not accrue or become entitled to any benefits other than as provided herein.

         6. The Former Executive hereby acknowledges she has had up to 21 days to consider the terms of this Agreement before signing, that she fully understands and accepts the terms of this Agreement, that her signature is freely, voluntarily and knowingly given, and that she has been provided a full opportunity to review and reflect on the terms of this Agreement and to obtain the advice of legal counsel of her choice.

         7. This Agreement does not constitute an admission that the Company or the Former Executive violated any statute or principle of common law or engaged in any wrongdoing.

         8. This Agreement constitutes the entire agreement between the parties and supersedes all previous negotiations, representations and agreements heretofore made by the parties with respect to the subject matter hereof. No amendment, waiver or discharge hereof shall be valid unless in writing and executed by both parties hereto.

         9. The laws of the State of Minnesota will govern the validity, construction and performance of this Agreement, without regard to the conflict of law provisions of any jurisdictions. Any legal proceeding related to this Agreement will be brought in an appropriate Minnesota court, and both the Company and the Former Executive hereby consent to the exclusive jurisdiction of that court for this purpose.

         10. Whenever possible, each provision of this Agreement will be interpreted so that it is valid under the applicable law. If any provision of this Agreement is to any extent invalid under the applicable law, that provision will still be effective to the extent it remains valid. The remainder of this Agreement also will continue to be valid, and the entire Agreement will continue to be valid in other jurisdictions.

         11. The Former Executive may not assign this Agreement to any third party for whatever purpose without the express written consent of the Company. The Company may not assign this Agreement to any third party, except by operation of law through merger, consolidation, liquidation or recapitalization, or by sale of all or substantially all of the assets of the Company, without the express written consent of the Former Executive.

         12. The parties hereto agree that the rights granted by this Agreement are both unique and special, and the parties contemplate that enforcement of this Agreement may be had by recourse to the equitable remedies available in courts of appropriate jurisdiction in addition to any other remedies which may be or may become available at law.


         The parties have duly executed this Agreement as of the dates set forth below.

                                              LIFERATE SYSTEMS, INC.

Dated:  September ___, 1996                   By: __________________________

                                              Title: _______________________


Dated:  September ___, 1996                   ______________________________
                                              Donna J. Edmonds

                                              Address: _____________________

                                                       _____________________

                                                       _____________________